SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                               September 11, 1998
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                             Tel-Save Holdings, Inc.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                           Delaware 0-26728 23-2827736
-------------------------------------------------------------------
(State or Other Jurisdiction    (Commission       (IRS Employer
     of Incorporation)          File Number)    Identification No.)


                       6805 Route 202, New Hope, PA 18938
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                  215-862-1500
               --------------------------------------------------
               Registrant's telephone number, including area code

Item 5.  Other Events.

          Tel-Save Holdings, Inc. (the "Company") announced on September 11, 1998 that it expects to report significantly better operating results for its 1998 third quarter than previously projected. The third quarter operating loss is expected to be much less than previously anticipated due to lower marketing expenses under its contract with AOL than previously projected. In addition, the Company will have extraordinary gains in the third quarter, including gains related to the repurchase of a portion of its convertible debt.

          The Company also announced that, as of September 11, 1998, it had paid for 14,690,500 shares of its stock under its previously announced repurchase authorization. The Company suspended the stock repurchases as of August 31 due to the failure of its brokers in making delivery of a significant portion of the shares already paid for. The Company may resume such repurchases in the future.

          Certain of the statements contained herein may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are identified by the use of forward-looking words or phrases, including, but not limited to, "estimates", projected", "expects", "expected", "anticipates" and "anticipated". These forward-looking statements are based on the Company's current expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct. Forward-looking statements involve risks and uncertainties and the Company's actual results could differ materially from the Company's expectations. Important factors that could cause such actual results to differ materially include, among others, adverse developments in the Company's relationship with AT&T or AOL, increased price competition for long distance service, failure of the marketing of long distance services under the AOL Agreement, attrition in the number of end users, increased implementation of PIC freezes by local telephone companies and changes in governmental policy, regulation and enforcement. The Company undertakes no obligations to update its forward-looking statements.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Tel-Save Holdings, Inc.
                                                       (Registrant)

Date:  September 18, 1998                          By:  /s/ Aloysius T. Lawn, IV
                                                        ------------------------
                                                             General Counsel